UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

Decarbonization Plus Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-40000	85-4197795
(State or incorporation or organization	(Commission File Number)	(IRS Employer Identification No.)

2744 Sand Hill Road, Suite 100 Menlo Park, CA		94025
(Address of principal executive offices)		(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	DCRNU	Nasdaq Capital Market
Class A Common stock, par value $0.0001 per share	DCRN	Nasdaq Capital Market
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 25, 2021, Decarbonization Plus Acquisition Corporation II, a Delaware corporation (the “Company”), entered into the Business Combination Agreement, as defined and described below, and certain other agreements related thereto, each as described below.

Business Combination Agreement

On May 25, 2021, the Company, Tritium Holdings Pty Ltd, an Australian proprietary company limited by shares (“Tritium”), Tritium DCFC Limited, an Australian public company limited by shares (“NewCo”) and Hulk Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of NewCo (“Merger Sub”), entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) the Company, Newco, Tritium and all existing shareholders of Tritium will enter into a share transfer agreement (the “Share Transfer Agreement”) pursuant to which the holders of all of the shares in the capital of Tritium (“Tritium Shares”) will transfer their Tritium Shares to NewCo in exchange for an aggregate of 120,000,000 fully paid ordinary shares in the capital of NewCo valued at $10.00 per share (“NewCo Ordinary Shares”) to be issued simultaneously with the issuance of NewCo Ordinary Shares in connection with the Merger (as defined below) (the “Share Transfer”) and (ii) Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of NewCo (the “Merger”). In connection with the Merger, (i) each holder of warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), will receive in exchange an equal number of warrants to purchase NewCo Ordinary Shares and (ii) each holder of Class A Common Stock will receive in exchange an equal number of NewCo Ordinary Shares.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing (as defined below) covenants of the parties, including the obligation of the Company and Tritium and its subsidiaries to conduct their respective businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement.

The Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto. Additionally, NewCo will enter into customary indemnification agreements reasonably satisfactory to Tritium and NewCo with the post-Closing directors and officers of NewCo, which indemnification agreements shall continue to be effective following the closing of the Business Combination (the “Closing”).

Conditions to the Parties’ Obligations to Consummate the Business Combination

Under the Business Combination Agreement, the obligations of the parties to consummate the transactions contemplated thereby are subject to a number of conditions to Closing, including the following: (i) the requisite approval by the Company’s stockholders; (ii) the absence of specified adverse laws, injunctions or orders; (iii) all required filings, waiting periods and approvals under the Hart Scott Rodino Antitrust Improvement Act of 1976 and of the Foreign Investment Review Board in Australia; (iv) the NewCo Ordinary Shares have been accepted for listing on the Nasdaq Capital Market (“Nasdaq”) or another national securities exchange mutually agreed to by the parties to the Business Combination Agreement; (v) the NewCo Ordinary Shares do not constitute “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (vi) the registration statement filed pursuant to the Business Combination Agreement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement have been initiated or threatened by the SEC; (vii) an exit notice from certain holders of Tritium Shares pursuant to the Shareholders’ Deed in relation to Tritium (the “Shareholders’ Deed”) and the Share Transfer Agreement have been duly executed and delivered to the Company and the transfer of all of the Tritium Shares in accordance with the Share Transfer Agreement shall have occurred at the Closing; (viii) (a) Tritium has delivered to the Company a waiver from a specified Tritium shareholder with respect to all of such shareholder’s rights under clause 19 of the Shareholder’s Deed (regarding such shareholder’s rights to acquire Tritium based on a formal valuation) or (b) the permitted timeframe for such shareholder to exercise such purchase rights under the Shareholder’s Deed has expired and such rights have not been exercised,

(ix) the representations and warranties of (a) Tritium, NewCo and Merger Sub and (b) the Company, are true and correct, subject to the materiality standards contained in the Business Combination Agreement; (x) material compliance by (a) the Company, as a condition to the obligations of Tritium, NewCo and Merger Sub, and (b) Tritium, NewCo and Merger Sub, as a condition to the obligations of the Company, with their respective covenants under the Business Combination Agreement; (xi) delivery by the other parties of documents and other items required to be delivered by such parties at the Closing, including the Registration Rights Agreement (as defined below) and the Lock-Up Agreements (as defined below); and (xii) no (a) Company Material Adverse Effect (as defined in the Business Combination Agreement) has occurred, as a condition to the obligations of the Company, or (b) SPAC Material Adverse Effect (as defined in the Business Combination Agreement) has occurred, as a condition to the obligations of Tritium, NewCo and Merger Sub. Additionally, the obligations of Tritium, NewCo and Merger Sub to consummate the transactions contemplated by the Business Combination Agreement are subject to the conditions that the Company has cash in the trust account of not less than $200,000,000.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of the Company and Tritium; (ii) by the Company or Tritium upon the occurrence of any of the following: (a) if the Closing of the Business Combination Agreement has not occurred prior to January 14, 2022 (the “Outside Date”), unless extended pursuant to the Business Combination Agreement, provided however, that the Business Combination Agreement may not be terminated by or on behalf of any party that is either directly or indirectly through its affiliates in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach is the cause of the failure of a condition to the parties’ obligation to close; (b) if any governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order decree ruling which has become final and nonappealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting the consummation of the Business Combination Agreement; and (c) if the requisite approvals are not obtained by the Company’s stockholders; (iii) by the Company in the event the Share Transfer Agreement is not delivered to the Company within forty-eight (48) hours of the Registration Statement becoming effective or is terminated prior to Closing; (iv) by the Company if a certain shareholder of Tritium acquires securities of Tritium (other than the acquisition of securities (a) not in accordance with the Shareholders’ Deed from another Tritium shareholder, (b) of a de minimis amount from another Tritium shareholder or (c) newly issued securities directly from Tritium and without violation of the Business Combination Agreement) pursuant to the Shareholders’ Deed; (v) by the Company in the event any representation, warranty, covenant or agreement by Tritium, NewCo or Merger Sub has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that the Company has not waived such breach and that the Company is not then in material breach of its representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by Tritium, NewCo or Merger Sub, the Company may not terminate for so long as Tritium, NewCo or Merger Sub continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach and the Outside Date; (vi) by Tritium in the event any representation, warranty, covenant or agreement by the Company has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that Tritium has not waived such breach and that Tritium, NewCo or Merger Sub is not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by the Company, Tritium may not terminate for so long as the Company continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach and the Outside Date; or (vii) by Tritium, at any time prior to the Company receiving the requisite approval of its stockholders, if the Company or the Company’s board of directors (the “Board”) effects a Change in Recommendations (as defined in the Business Combination Agreement).

Amended and Restated Registration Rights Agreement

Concurrently with the Closing of the Business Combination, the Company will amend and restate its registration rights agreement, dated February 3, 2021(as amended and restated, the “Registration Rights Agreement”), pursuant to which NewCo will agree that, within 30 calendar days after the Closing, NewCo will file with the SEC (at NewCo’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to certain existing shareholders of the Company and Tritium (the “Resale Registration Statement”), and NewCo will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the holders can demand NewCo’s assistance with underwritten offerings and block trades. The holders will be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

Concurrently with the Closing of the Business Combination, all existing shareholders of Tritium, or their attorney-in-fact, will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with NewCo, Tritium and the Company pursuant to which they will agree, subject to certain customary exceptions, not to (i) effect any sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any securities of NewCo, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of NewCo, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) make any public announcement of any intention to effect any transaction specified in clause (i) or (ii), for six months after the Closing of the Business Combination.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit G to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, on May 25, 2021, the Sponsor entered into a letter agreement with the Company, NewCo and Tritium (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed to (i) waive the anti-dilution rights set forth in the Company’s amended and restated certificate of incorporation with respect to shares of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”) held by it, (ii) vote all the Class A Common Stock and Founder Shares held by it in favor of the adoption and approval of the Business Combination Agreement and the Business Combination, (iii) not transfer the Founder Shares (or NewCo Ordinary Shares issuable upon conversion thereof in the Merger) until the earlier of (a) one year after the Closing or (b) subsequent to the Closing, (x) if the last sale price of the NewCo Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the date on which NewCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of NewCo’s shareholders having the right to exchange their NewCo Ordinary Shares for cash, securities or other property and (iv) not transfer any warrants (or NewCo Ordinary Shares issued or issuable upon the exercise of the warrants) until 30 days after the Closing.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Commitment Agreement

In connection with the execution of the Business Combination Agreement, each of St Baker Energy Holdings Pty Ltd, as trustee for the St Baker Energy Innovation Trust, Ilwella Pty Ltd, Varley Holdings Pt. Limited and Finnmax Pty Ltd, as trustee for The Finn Family Trust (collectively, the “Committed Shareholders”) entered into a Commitment agreement (the “Commitment Agreement”) with NewCo and the Company pursuant to which, among other things, the Committed Shareholders agreed to execute and deliver the Share Transfer Agreement to the Company.

The foregoing description of the Commitment Agreement is qualified in its entirety by reference to the full text of the Commitment Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Termination Fee Side Letter

In connection with the execution of the Business Combination Agreement, the Committed Shareholders and the Company entered into a Letter Agreement (the “Termination Fee Side Letter”) pursuant to which the Committed Shareholders agreed to pay, and cause certain other existing shareholders of Tritium to pay, to the Company a termination fee of $50,000,000 if the Business Combination Agreement is terminated by the Company or Tritium as a result of a certain shareholder of Tritium’s acquisition of securities of Tritium (other than the acquisition of securities (a) not in accordance with the Shareholders’ Deed from another Tritium shareholder, (b) of a de minimis amount from another Tritium shareholder or (c) newly issued securities directly from Tritium and without violation of the Business Combination Agreement) pursuant to the Shareholders’ Deed.

The foregoing description of the Termination Fee Side Letter is qualified in its entirety by reference to the full text of the Termination Fee Side Letter, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Class A Common Stock and the Company’s warrants are currently listed for trading on Nasdaq under the symbols “DCRN” and “DCRN WS,” respectively. In addition, certain shares of Class A Common Stock and the Company’s warrants currently trade as units consisting of one share of Class A Common Stock and one-third of one warrant, and are also listed for trading on Nasdaq under the symbol “DCRN.U.” As a result of the Business Combination, (i) each share of Class A Common Stock will be exchanged for a NewCo Ordinary Share and (ii) the Company’s warrants will be exchanged for substantially similar warrants of NewCo and exercisable for NewCo Ordinary Shares. In connection with the Closing, (i) the Company’s units will automatically separate into the component securities and will no longer trade as a separate security, (ii) following the exchange of Class A Common Stock for NewCo Ordinary Shares and the exchange of the Company’s warrants for NewCo’s warrants described above, all of the Company’s common stock, units and warrants will be delisted from Nasdaq and will cease to be publicly traded and (iii) NewCo will list its ordinary shares and warrants for trading on Nasdaq under the symbols “DCFC” and “DCFC WS,” respectively.

Item 7.01	Regulation FD Disclosure

On May 26, 2021, the Company and Tritium issued a joint press release announcing the execution of the Business Combination Agreement and announcing the Company and Tritium will hold a conference call on May 26, 2021 at 8:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the script for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibits and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Business Combination. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of May 25, 2021, by and among Decarbonization Plus Acquisition Corporation II, Tritium Holdings Pty Ltd, Tritium DCFC Limited and Hulk Merger Sub, Inc.

10.1	Sponsor Support Agreement, dated as of May 25, 2021, by and among Decarbonization Plus Acquisition Sponsor II, LLC, Decarbonization Plus Acquisition Corporation II, Tritium DCFC Limited and Tritium Holdings Pty Ltd

10.2	Commitment Agreement, dated as of May 25, 2021, by and among Decarbonization Plus Acquisition Corporation II, Tritium DCFC Limited and certain shareholders of Tritium Holdings Pty Ltd

10.3	Termination Fee Side Letter, dated as of May 25, 2021, by and among Decarbonization Plus Acquisition Corporation II and certain shareholders of Tritium Holdings Pty Ltd.

99.1	Press Release, dated May 26, 2021.

99.2	Conference Call Script.

99.3	Investor Presentation.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Legend Information

Forward-Looking Statements

Certain statements made in this document are “forward-looking statements” with respect to the transaction between the Company, Tritium and NewCo and including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Tritium and the markets in which it operates, and NewCo’s projected future results. These forward-looking statements generally are identified by the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “targets”, “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “future,” “propose,” “strategy,” “opportunity” and variations of these words or similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or are not statements of historical matters are intended to identify forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, guarantees, assurances, predictions or definitive statements of fact or probability regarding future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside NewCo’s, Tritium’s or the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders, the waiver or expiration of a Tritium shareholder’s right to acquire Tritium under the Shareholder’s Deed and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of the Company’s securities; the inability of the business combination to be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of NewCo’s shares on a national exchange following the proposed business combination; costs related to the proposed business combination; the risk that the proposed business combination disrupts current plans and operations, business relationships or business generally as a result of the announcement and consummation of the proposed business combination; NewCo’s ability to manage growth; NewCo’s ability to execute its business plan and meet its projections; potential disruption in NewCo’s employee retention as a result of the transaction; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving NewCo, Tritium or the Company, including in relation to the transaction; changes in applicable laws or regulations and general economic and market conditions impacting demand for Tritium’s or NewCo’s products and services; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statement, and NewCo and the Company assume no obligation and do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Neither NewCo nor the Company gives any assurance that either NewCo or the Company will achieve its expectations.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, the Company and NewCo, which will be the going-forward public company, intend to file the Registration Statement with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRITIUM, THE COMPANY, NEWCO AND THE BUSINESS COMBINATION. The proxy statement/prospectus will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available. NewCo and Tritium and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the proposed business combination when available.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS ACQUISITION CORPORATION II

Date: May 26, 2021	By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Chief Financial Officer, Chief Accounting Officer and Secretary